UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

December 17, 2020

(Date of earliest event reported)

EVI Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14757 (Commission File Number)	11-2014231 (IRS Employer Identification No.)

4500 Biscayne Blvd., Suite 340 Miami, Florida (Address of principal executive offices)		33137 (Zip Code)

(305) 402-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.025 par value	EVI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under, or incorporated by reference into, Item 5.07 below relating to the amendment to the EVI Industries, Inc. 2015 Equity Incentive Plan is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of EVI Industries, Inc. (the “Company”) was held on December 17, 2020. At the Annual Meeting, the Company’s stockholders (i) approved the election of the six director nominees nominated by the Company’s Board of Directors, each for a term expiring at the Company’s 2021 Annual Meeting of Stockholders and until his successor is elected and qualified, and (ii) approved an amendment to the EVI Industries, Inc. 2015 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s Common Stock authorized for issuance pursuant to awards granted under the Plan from 1,500,000 shares to 3,000,000 shares (the “Plan Amendment”). A summary of the voting results is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Henry M. Nahmad	10,821,236	309,532	0
Dennis Mack	10,768,627	362,141	0
David Blyer	9,207,974	1,922,794	0
Glen Kruger	10,974,578	156,190	0
Timothy P. LaMacchia	9,308,074	1,822,694	0
Hal M. Lucas	10,984,427	146,341	0

Proposal 2:  Approval of Plan Amendment

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,385,116	2,744,142	1,510	0

A description of the Plan, as amended by the Plan Amendment (including a description of the Plan Amendment), is set forth on pages 21 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting as filed with the Securities and Exchange Commission on November 25, 2020 (the “Proxy Statement”), is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.  In addition, the full text of the Plan, as amended by the Plan Amendment, is attached as Appendix A to the Proxy Statement, is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	EVI Industries, Inc. 2015 Equity Incentive Plan, as amended (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 25, 2020)

Exhibit 99.1	Description of EVI Industries, Inc. 2015 Equity Incentive Plan, as amended (incorporated by reference to pages 21 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 25, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVI INDUSTRIES, INC.

Dated: December 18, 2020	By:	/s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer